                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-5482

                           SCUDDER HIGH INCOME TRUST
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                            222 SOUTH RIVERSIDE PLAZA
                                CHICAGO, IL 60606
                       --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        11/30

Date of reporting period:       11/30/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder High Income Trust

Annual Report to Shareholders

November 30, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Dividend Reinvestment Plan

<Click Here> Trustees and Officers

<Click Here> Investment Products

<Click Here> Additional Information

Investments in mutual funds involve risk. The fund may invest in lower-quality and non-rated securities which present greater risk of loss of principal and interest than higher-quality securities. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary November 30, 2003

Average Annual Total Returns
	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	31.43%	10.28%	3.32%	6.12%
Based on Market Price	47.48%	11.87%	5.44%	8.65%
CS First Boston High Yield Index(b)	26.57%	11.64%	5.91%	7.19%

Net Asset Value and Market Price
	As of 11/30/03	As of 11/30/02
Net Asset Value	$ 5.81	$ 4.91
Market Price	$ 7.17	$ 5.40

Distribution Information
Twelve Months: Income Dividends	$ .636
November Income Dividend	$ .053
Current Annualized Distribution Rate (based on Net Asset Value)+	10.95%
Current Annualized Distribution Rate (based on Market Price)+	8.87%

Performance is historical, assumes reinvestment of all dividends and capital gains and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the product's most recent month-end performance.

Notes to Performance Summary

a Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
b CS First Boston High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on November 30, 2003. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Distribution rates are historical and will fluctuate.

Portfolio Management Review

Scudder High Income Trust: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder High Income Trust. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager

Andrew P. Cestone

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in March 1998 and the fund team in 2002.

• Prior to that, Investment Analyst, Phoenix Investment Partners, from 1997 to 1998.

In the following interview, portfolio manager Andrew Cestone discusses Scudder High Income Trust's strategy and the market environment during the 12-month period ended November 30, 2003.

Q: The high-yield sector delivered an excellent performance during the past year. What factors underpinned this rise?

A: High-yield bonds produced excellent performance during the past 12 months. The CS First Boston High Yield Index - the fund's benchmark - returned 26.57% for the year ended November 30, compared with a return of 5.18% for the investment-grade bond market as a whole (as measured by the Lehman Brothers Aggregate Bond Index).1

1 The CS First Boston High Yield Index is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield debt market. The Lehman Brothers Aggregate Bond Index represents US domestic taxable investment-grade bonds, which include securities from the following sectors: US Treasuries, agencies, corporate, mortgage-backed and asset-backed securities. The index includes over 5,500 publicly issued securities with a minimum one year to final maturity and $150 million par amount outstanding. The average maturity and duration of the index is in the intermediate range.

The rally in high yield over the past year appeared to be driven by declining risk, an overall improvement in market fundamentals and stepped-up investor demand for the asset class. High-yield companies showed improved financial positions during the period as a result of such actions as cost cutting, refinancing debt obligations at lower interest rates and deleveraging. In addition, defaults continued to decline. For the period ended November 30, 2003, the trailing 12-month default rate was 5.31%, compared with 8.92% a year earlier.2 These favorable trends, which reflect improving credit conditions, have been a significant positive for the high-yield market.

2 Source: Moody's Investors Service

Demand from yield-hungry investors also helped the performance of high-yield bonds during the reporting period. Year-to-date through November 30, the market had absorbed approximately $28.3 billion in net retail cash inflows, well above the $12.6 billion level for the same period last year.

The improvement in fundamentals, increased investor demand, and declining defaults helped push the yield spread3 of the high-yield market to 509 basis points (5.09 percentage points) at the end of November. In comparison, the spread stood at 929 basis points at the end of November 2002.

3 A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields.

Q: What areas of the market provided the best performance?

A: The lower-quality segment outperformed the broader high-yield market by a wide margin. For the full year, the CCC/split CCC-rated and distressed (CC, C and defaulted issues) sectors were the top-performing credit-quality categories with returns of 52.35% and 45.36%, respectively. In comparison, BB-rated and B-rated securities returned 18.33% and 18.91%, respectively.4 The outsized return of the distressed credit-quality space illustrates the extent to which investors were reaching for yield. Similarly, some of the best-performing industries were higher-beta5 areas such as the wireless communications, utility, telecommunications and airline sectors, that posted gains of 52.12%, 50.38%, 46.81% and 40.16%, respectively, for the period.

4 Source: CS First Boston High Yield Index
5 Higher-beta refers to sectors that tend to have price fluctuations greater than that of the market as a whole.

Q: How did the fund perform in this environment?

A: The fund's net asset value total return for the year ended November 30, 2003 was 31.43%. Its share price - quoted on the NYSE - returned 47.48% to close at $7.17 per share. The November 30, 2003 NAV per share was $5.81, compared with $4.91 a year ago. The fund's market price stood at $7.17, compared with $5.40 a year ago. The market price premium of the shares, as a percentage of NAV, was 23.41% on November 30, 2003.

The fund's performance was helped by the fact that we employ leverage - in other words, the use of borrowed money to buy additional securities. We kept the fund fully leveraged throughout the year, meaning that the fund used the maximum amount of borrowed money it is allowed by its offering document. At the close of the period, the portfolio was about 35% leveraged. This strategy enabled the fund to take advantage of a more favorable market environment.

Q: What factors helped and hurt the fund's performance?

A: At the onset of the period, the portfolio had been positioned more conservatively than the index and its peers due to our concerns regarding weak economic fundamentals, uncertainty around the war with Iraq (and a potential oil price shock), and the potential for retaliatory terrorist attacks amid frequent warnings from the US Department of Homeland Security. In addition, given the already large compression in spreads from a wide of 1,116 basis points in mid-October 2002, we believed prudence dictated continued caution and a continued focus on protection of principal. As a result of these concerns, the portfolio remained underweight in lower-tier securities at the beginning of the fiscal year, and on average, throughout the period. This average underweight was the largest detractor from performance for the period. Most notably, the fund was underweight in the earlier part of the period in securities rated CCC/split CCC and below - one of the top-performing credit-quality segments. However, our bottom-up analysis led the fund to take a larger position in this area as the year progressed. By the close of the period, the fund was overweight in the B-rated and CCC/split CCC-rated credit-quality segments. This increased allocation to single B and CCC/split CCC securities benefited performance in the last quarter of the fiscal year, as the fund was ahead of the Lipper high-yield universe average return for the period. The fund remains underweight in the distressed sector - CC and below - as over time this segment of the market has not produced favorable risk-adjusted performance. We intend to remain conservative in our approach to investing in this area, even if that approach contributes to short-term underperformance.

On a sector basis, the fund's performance was hurt by an underweight position in some of the higher-beta industries that performed well during the year. Some of these included the airline, utilities and cable/wireless video sectors. In particular, in the utilities sector, many companies had poor disclosure, which made them, in our opinion, unsuitable for investment. Given that situation, we believed caution was prudent. The fund was also overweight versus the index in the gaming and the commodity and fertilizer sectors, which underperformed the high-yield market as a whole. On the positive side, underweights in building materials and steel - both of which underperformed - proved helpful.

Among individual securities, the fund was helped by its positions in Tyco International Group (industrial conglomerates), Qwest Corp. (telecommunications), Petro Stopping Centers (land transportation) and Georgia Pacific Corp. (pulp and paper). Qwest is one of the many companies owned by the fund whose bonds have gained in price due to an improved liquidity position. Qwest continued to improve its financial position as a result of cost cutting and asset sales. The company's substantial cash balances are viewed as favorable by investors. The largest individual detractors to performance from the full year were bonds of companies such as HEALTHSOUTH Corp. (health services) and Flemming Companies (food wholesaling and distribution). We have since sold the Flemming bonds, but continue to hold HEALTHSOUTH Corp. on the belief that its bonds continue to trade below what our analysis shows to be their fair value. In addition, an underweight in WorldCom (telecommunications) also dampened return. WorldCom's bonds rallied during the period in anticipation of the company's emergence from bankruptcy. (As of 11/30/03, positions in WorldCom were sold.)

Q: Will you review your management style?

A: We continue to employ a disciplined approach that is focused on individual security and risk management. We believe we can add the most value through fundamental research, as our emphasis is on finding bonds that offer favorable relative value given their yield and credit outlook. Additionally, we tend to invest in the bonds of companies that we believe offer a better combination of risk and return potential than the market as a whole. This means that we generally buy bonds that we believe to be undervalued and reduce, or sell, our positions in those that have reached what we believe to be fair valuations.

Given our disciplined and risk-focused investment approach, the fund may not rank in the top quartile of its peer universe in exuberant market periods in which higher-risk investments outperform the market as a whole, such as the environment encountered in the fiscal year just ended. However, we would also not expect to be in the bottom quartile of the peer universe in rough market stretches, as our disciplined investment approach should help to mitigate overall downside risk. Our investment results indicate that our approach has led us, over time, to be a strong performer through a high-yield market cycle.

Because risk management is also an important consideration, we strive to maintain a diversified portfolio and to limit the size of individual positions in lower-quality securities. Believing this approach will help the fund deliver outperformance over the long term, we do not seek to boost its short-term return by changing our investment approach or taking on imprudent risk. The result of this approach is that the fund holds approximately 424 issues.

Q: How is the fund positioned?

A: The credit quality and sector weightings within the portfolio are, for the most part, the result of our bottom-up, research-driven approach, not a top-down strategic decision. Relative to its benchmark on a credit-quality basis, the fund is underweight in upper-quality securities, overweight in the middle-tier credit-quality segment and overweight in CCC/split CCC-rated securities relative to its benchmark. It is underweight in distressed issues (those rated CC and below). (Please see page 13 for a complete breakdown of this fund's credit-quality composition.)

The fund's key over- and underweights on a sector basis (as of 11/30/03) are as follows:

Overweight	Underweight
Commodities and fertilizer	Utilities
Land transportation	Health care - alternative services
Diversified media	Leisure
Specialty chemicals	Retail
Energy - service and equipment	US cable

Industries are listed in order of the size of the fund's overweight or underweight position from largest to smallest.6

Overall, we believe our focus on fundamental research and relative value has positioned the fund to perform well in any market environment.

6 "Overweight" means we hold a higher percentage of a particular security than its baseline representation in the benchmark index. "Underweight" means we hold a lower percentage than the benchmark.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary November 30, 2003

Asset Allocation	11/30/03	11/30/02

Corporate Bonds	80%	81%
Foreign Bonds - US$ Denominated	13%	15%
Cash Equivalents	2%	1%
Convertible Bonds	1%	-
Foreign Bonds - Non US$ Denominated	1%	1%
Asset Backed	1%	1%
Preferred Stocks	1%	-
US Treasury Obligations	1%	1%
	100%	100%

Corporate Bond Diversification (Excludes Cash Equivalents)	11/30/03	11/30/02

Consumer Discretionary	29%	31%
Industrials	16%	26%
Materials	13%	11%
Telecommunication Services	11%	7%
Energy	11%	8%
Financials	6%	3%
Utilities	6%	2%
Health Care	3%	4%
Consumer Staples	3%	6%
Information Technology	2%	2%
	100%	100%

Quality	11/30/03	11/30/02

AAA	-	1%
A	-	1%
BBB	3%	15%
BB	28%	32%
B	54%	44%
Below B	15%	7%
	100%	100%

Interest Rate Sensitivity	11/30/03	11/30/02

Average Maturity	7.4 years	8.9 years
Duration	5.1 years	6.5 years

Asset allocation, corporate bond diversification, quality and interest rate sensitivity are subject to change.

For more complete details about the fund's investment portfolio, see page 14. A monthly Fact Sheet and quarterly Portfolio Holdings are available upon request.

Investment Portfolio as of November 30, 2003

	Principal Amount ($)(c)	Value ($)

Corporate Bonds 107.7%
Consumer Discretionary 31.6%
Adelphia Communications Corp., 8.125%, 7/15/2003*	305,000	256,200
Advantica Restaurant Co.:
11.25%, 1/15/2008	445,815	307,612
12.75%, 9/30/2007	415,000	427,450
American Achieve Corp., 11.625%, 1/1/2007	770,000	848,925
American Lawyer Media, Inc., Series B, 9.75%, 12/15/2007	965,000	919,163
Ameristar Casino, Inc., 10.75%, 2/15/2009	290,000	332,050
Boca Resorts, Inc., 9.875%, 4/15/2009	1,320,000	1,405,800
Broder Brothers Co., 144A, 11.25%, 10/15/2010	125,000	125,313
Buffets, Inc., 11.25%, 7/15/2010	870,000	934,163
Carrols Corp., 9.5%, 12/1/2008	220,000	218,900
Central Garden & Pet Co., 9.125%, 2/1/2013	330,000	363,825
Charter Communications Holdings LLC:
8.625%, 4/1/2009	580,000	464,000
9.625%, 11/15/2009	775,000	625,813
144A, 10.25%, 9/15/2010	1,150,000	1,170,125
Step-up Coupon, 0% to 1/15/2007, 12.125% to 1/15/2012	260,000	137,800
Step-up Coupon, 0% to 5/15/2006, 11.75% to 5/15/2011	425,000	247,563
Choctaw Resort Development Enterprises, 9.25%, 4/1/2009	765,000	833,850
Cinemark USA, Inc.:
8.5%, 8/1/2008	680,000	710,600
9.0%, 2/1/2013	515,000	571,650
Circus & Eldorado, 10.125%, 3/1/2012	885,000	900,488
CKE Restaurants, Inc., 9.125%, 5/1/2009	290,000	295,800
CSC Holdings, Inc.:
7.875%, 12/15/2007	705,000	722,625
Senior Notes, 7.25%, 7/15/2008	260,000	261,300
Dex Media East LLC, 12.125%, 11/15/2012	2,545,000	3,060,363
Dex Media West LLC, 144A, 9.875%, 8/15/2013	655,000	743,425
Dex Media, Inc.:
144A, 8.0%, 11/15/2013	230,000	233,450
144A, Step-up Coupon, 0% to 11/15/2008, 9.0% to 11/15/2013	575,000	385,250
DIMON, Inc.:
144A, 7.75%, 6/1/2013	585,000	593,775
Series B, 9.625%, 10/15/2011	1,405,000	1,559,550
Dyersburg Corp., Series B, 9.75%, 9/1/2007*	790,000	79
EchoStar DBS Corp., 144A, 6.375%, 10/1/2011	60,000	60,225
Eldorado Resorts LLC, 10.5%, 8/15/2006	958,000	968,778
Finlay Fine Jewelry Corp., 8.375%, 5/1/2008	585,000	602,550
General Motors Corp., 8.25%, 7/15/2023	525,000	566,163
Group 1 Automotive, Inc., 144A, 8.25%, 8/15/2013	540,000	571,050
Herbst Gaming, Inc., 10.75%, 9/1/2008	1,680,000	1,881,600
Imperial Home Decor Group, Inc., Series B, 11.0%, 3/15/2008*	680,000	0
Inn of the Mountain Gods, 144A, 12.0%, 11/15/2010	545,000	577,700
Interep National Radio Sales, Inc., 10.0%, 7/1/2008	870,000	773,213
International Game Technology, 8.375%, 5/15/2009	780,000	923,295
Intrawest Corp., 10.5%, 2/1/2010	765,000	843,413
J.C. Penney Co., Inc., 6.875%, 10/15/2015	215,000	226,825
Jacobs Entertainment Co., 11.875%, 2/1/2009	510,000	559,725
Jafra Cosmetics, 10.75%, 5/15/2011	920,000	984,400
Kellwood Co.:
7.625%, 10/15/2017	375,000	397,500
7.875%, 7/15/2009	55,000	60,019
Keystone Automotive Operation, 144A, 9.75%, 11/1/2013	330,000	348,563
Krystal, Inc., 10.25%, 10/1/2007	525,000	525,656
Laidlaw International, Inc., 144A, 10.75%, 6/15/2011	685,000	753,500
Levi Strauss & Co., 12.25%, 12/15/2012	290,000	209,525
Lin Television Corp., 144A, 6.5%, 5/15/2013	275,000	271,563
Mediacom Broadband LLC, 11.0%, 7/15/2013	395,000	423,638
Mediacom LLC, 7.875%, 2/15/2011	365,000	339,450
Meritage Corp., 9.75%, 6/1/2011	205,000	227,806
MGM Mirage, Inc., 6.0%, 10/1/2009	500,000	506,875
Mortons Restaurant Group, 144A, 7.5%, 7/1/2010	225,000	204,750
National Vision, Inc., 12.0%, 3/30/2009	427,672	196,729
Norcraft Co. LP, 144A, 9.0%, 11/1/2011	290,000	305,950
Old Evangeline Downs, 13.0%, 3/1/2010	330,000	348,150
PEI Holding, Inc., 11.0%, 3/15/2010	585,000	679,331
Penn National Gaming, Inc.:
144A, 6.875%, 12/1/2011	310,000	306,125
8.875%, 3/15/2010	200,000	216,000
Petro Stopping Centers, 10.5%, 2/1/2007	2,055,000	2,085,806
PRIMEDIA, Inc.:
7.625%, 4/1/2008	335,000	333,325
8.875%, 5/15/2011	495,000	512,325
Rayovac Corp., 144A, 8.5%, 10/1/2013	455,000	473,200
Remington Arms Co., Inc., 10.5%, 2/1/2011	925,000	962,000
Renaissance Media Group, Step-up Coupon, 10.0%, 4/15/2008	1,070,000	1,098,088
Rent-Way, Inc., 144A, 11.875%, 6/15/2010	280,000	305,200
Restaurant Co., Step-up Coupon, 11.25%, 5/15/2008	833,863	831,778
Rite Aid Corp.:
"C1", Series 97, 7.3%, 3/10/2019	777,493	695,856
144A, 6.125%, 12/15/2008	390,000	368,550
River Rock Entertainment, 144A, 9.75%, 11/1/2011	605,000	641,300
Samsonite Corp., 10.75%, 6/15/2008	1,560,000	1,618,500
Schuler Homes, Inc., 10.5%, 7/15/2011	1,025,000	1,172,344
Scientific Games Corp., 12.5%, 8/15/2010	445,000	525,100
Sealy Mattress Co., Series B, 10.875%, 12/15/2007	535,000	552,388
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	690,000	736,575
8.75%, 12/15/2011	1,315,000	1,446,500
Six Flags, Inc.:
8.875%, 2/1/2010	1,265,000	1,236,538
9.5%, 2/1/2009	425,000	429,250
Sonic Automotive, Inc.:
144A, 8.625%, 8/15/2013	115,000	121,038
144A, 8.625%, 8/15/2013	1,005,000	1,057,763
Transwestern Publishing, Series F, 9.625%, 11/15/2007	1,470,000	1,517,775
Trump Holdings & Funding, 11.625%, 3/15/2010	795,000	713,513
Venetian Casino Resort LLC, 144A, 11.0%, 6/15/2010	395,000	457,213
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	985,000	1,034,250
Worldspan LP/ WS Finance Corp., 144A, 9.625%, 6/15/2011	630,000	625,275
XM Satellite Radio, Inc., Step-up Coupon, 0% to 12/31/2005, 14% to 12/30/2009	700,000	614,250
		57,682,674
Consumer Staples 3.5%
Agrilink Foods, Inc., 11.875%, 11/1/2008	340,000	359,975
Elizabeth Arden, Inc., Series B, 11.75%, 2/1/2011	847,000	981,461
General Nutrition Center, 144A, 8.5%, 12/1/2010	330,000	336,600
Jostens Holding Corp., 144A, Step-up Coupon, 0% to 12/1/2008, 10.25% to 12/1/2013	465,000	292,950
Michael Foods, Inc., Series B, 144A, 8.0%, 11/15/2013	470,000	481,750
National Beef Pack, 144A, 10.5%, 8/1/2011	370,000	405,150
Pilgrim's Pride Corp., 9.625%, 9/15/2011	165,000	179,850
Pinnacle Foods Holding Corp., 8.25%, 12/1/2013	540,000	553,500
PPC Escrow Corp., 144A, 9.25%, 11/15/2013	280,000	287,000
Salton, Inc., 10.75%, 12/15/2005	335,000	343,375
Stater Brothers Holdings, Inc., 10.75%, 8/15/2006	1,375,000	1,447,188
Williams Scotsman, Inc., 9.875%, 6/1/2007	735,000	716,625
		6,385,424
Energy 11.6%
Avista Corp., 9.75%, 6/1/2008	1,810,000	2,117,700
Citgo Petroleum Corp., 11.375%, 2/1/2011	2,095,000	2,419,725
Coastal Corp., 6.5%, 6/1/2008	470,000	401,850
Continental Resources, Inc., 10.25%, 8/1/2008	1,160,000	1,160,000
Dynegy Holdings, Inc., 144A, 9.875%, 7/15/2010	340,000	372,300
Edison Mission Energy, 7.73%, 6/15/2009	2,565,000	2,385,450
Edison Mission Midwest:
Series B, 3.14%, 12/15/2004	152,000	148,960
Series A, 3.39%, 12/15/2003	152,000	148,960
El Paso Corp., 7.375%, 12/15/2012	835,000	709,750
Gulfterra Energy Partner, 144A, 6.25%, 6/1/2010	160,000	160,800
Lone Star Technologies, Inc., Series B, 9.0%, 6/1/2011	860,000	834,200
Newpark Resources, Inc., 8.625%, 12/15/2007	620,000	638,600
North American Energy Partners, 144A, 8.75%, 12/1/2011	280,000	289,100
On Semiconductor Corp., 12.0%, 5/15/2008	830,000	962,800
Parker Drilling Co.:
144A, 9.625%, 10/1/2013	450,000	456,750
Series B, 10.125%, 11/15/2009	1,280,000	1,337,600
Pioneer Natural Resources Co., 9.625%, 4/1/2010	1,545,000	1,911,125
Southern Natural Gas Co., 8.875%, 3/15/2010	525,000	578,813
Stone Energy Corp., 8.25%, 12/15/2011	1,030,000	1,107,250
Trico Marine Services, Inc., 8.875%, 5/15/2012	730,000	448,950
Westport Resources Corp.:
144A, 8.25%, 11/1/2011	85,000	92,650
8.25%, 11/1/2011	645,000	703,050
Williams Co., Inc.:
8.125%, 3/15/2012	220,000	237,600
8.75%, 3/15/2032	280,000	294,700
Williams Holdings of Delaware, Inc., 6.5%, 12/1/2008	625,000	634,375
Wiser Oil Co., 9.5%, 5/15/2007	605,000	583,825
		21,136,883
Financials 6.4%
Ahold Finance USA, Inc., 6.25%, 5/1/2009	925,000	929,625
Alamosa Delaware, Inc., Step-up Coupon, 0% to 7/31/2005, 12.0% to 7/31/2009	71,000	59,995
AmeriCredit Corp.:
9.25%, 5/1/2009	980,000	1,014,300
9.875%, 4/15/2006	965,000	998,775
CBRE Escrow, Inc., 144A, 9.75%, 5/15/2010	650,000	723,125
Dollar Financial Group, 144A, 9.75%, 11/15/2011	690,000	710,700
Eaton Vance Corp. "C", CDO, 13.68%, 7/15/2012	2,996,839	29,968
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	915,000	942,450
Ford Motor Credit Co.:
7.0%, 10/1/2013	160,000	162,240
7.375%, 10/28/2009	215,000	227,448
FRD Acquisition Co., Series B, 12.5%, 7/15/2004*	180,000	0
Global Exchange Services, Inc., LIBOR plus 9.0%**, 12.0%, 7/15/2008	695,000	660,250
IOS Capital LLC, 7.25%, 6/30/2008	710,000	713,550
LaBranche & Co., Inc., 12.0%, 3/2/2007	600,000	576,000
Poster Financial Group, 144A, 8.75%, 12/1/2011	220,000	225,225
PXRE Capital Trust I, 8.85%, 2/1/2027	470,000	428,288
Qwest Capital Funding, Inc., 7.75%, 8/15/2006	1,120,000	1,148,000
Qwest Corp., 7.25%, 10/25/2035	280,000	269,500
RH Donnelley Finance Corp.:
144A, 10.875%, 12/15/2012	570,000	673,313
10.875%, 12/15/2012	175,000	206,719
Thornburg Mortgage, Inc., 8.0%, 5/15/2013	330,000	348,150
Universal City Development, 11.75%, 4/1/2010	560,000	649,600
		11,697,221
Health Care 3.5%
AmerisourceBergen Corp., 7.25%, 11/15/2012	845,000	897,813
Genesis Healthcare Corp., 144A, 8.0%, 10/15/2013	250,000	254,375
HEALTHSOUTH Corp., 7.625%, 6/1/2012	805,000	736,575
HMP Equity Holdings Corp., 144A, Zero Coupon, 5/15/2008	500,000	265,000
Neighbore, Inc., 144A, 6.875%, 11/15/2013	280,000	282,100
Norcross Safety Products, 144A, 9.875%, 8/15/2011	495,000	542,025
Quintiles Transnational Corp., 144A, 10.0%, 10/1/2013	420,000	449,400
Tenet Healthcare Corp.:
6.375%, 12/1/2011	1,855,000	1,715,875
7.375%, 2/1/2013	1,335,000	1,291,613
		6,434,776
Industrials 17.2%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	315,000	315,000
Allied Waste North America, Inc.:
Series B, 8.875%, 4/1/2008	1,035,000	1,141,088
Series B, 10.0%, 8/1/2009	290,000	313,200
AMI Semiconductor, Inc., 10.75%, 2/1/2013	266,000	316,540
Amsted Industries, Inc., 144A, 10.25%, 10/15/2011	645,000	707,888
Argo-Tech Corp., 8.625%, 10/1/2007	700,000	689,500
Atrium Companies, Inc., Series B, 10.5%, 5/1/2009	85,000	90,206
AutoNation, Inc., 9.0%, 8/1/2008	535,000	608,563
Avondale Mills, Inc., 10.25%, 7/1/2013	1,005,000	673,350
Browning-Ferris Industries:
7.4%, 9/15/2035	460,000	427,800
9.25%, 5/1/2021	305,000	336,263
Case New Holland, Inc., 144A, 9.25%, 8/1/2011	310,000	347,200
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	705,000	761,400
Collins & Aikman Products, 10.75%, 12/31/2011	1,180,000	1,062,000
Congoleum Corp., 8.625%, 8/1/2008*	510,000	308,550
Continental Airlines, Inc., 8.0%, 12/15/2005	375,000	363,750
Corrections Corp. of America, 9.875%, 5/1/2009	785,000	876,256
CP Ships Ltd., 10.375%, 7/15/2012	920,000	1,067,200
Dana Corp.:
7.0%, 3/1/2029	670,000	613,050
9.0%, 8/15/2011	315,000	357,525
DeCrane Aircraft Holdings, Inc., Series B, 12.0%, 9/30/2008	740,000	384,800
Delta Air Lines, Inc.:
7.7%, 12/15/2005	560,000	515,200
7.9%, 12/15/2009	300,000	235,500
Eagle-Picher Industries, Inc., 144A, 9.75%, 9/1/2013	500,000	531,250
Equistar Chemical, 144A, 10.625%, 5/1/2011	230,000	243,800
Evergreen International Aviation, 144A, 12.0%, 5/15/2010	690,000	552,000
Flextronics International Ltd., 6.5%, 5/15/2013	470,000	470,000
Golden State Petroleum Transportation, 8.04%, 2/1/2019	455,000	440,577
Grove Holdings LLC, Step-up Coupon, 11.625% to 5/1/2009*	180,000	0
Grove Investors, Inc., 14.5%, 5/1/2010*	537,303	0
GS Technologies, 12.0%, 9/1/2004*	475,768	22,599
Hercules, Inc., 11.125%, 11/15/2007	1,578,000	1,885,710
Hornbeck Offshore Services, Inc., 10.625%, 8/1/2008	530,000	581,675
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	585,000	655,200
ISP Holdings, Inc., Series B, 10.625%, 12/15/2009	330,000	363,000
Kansas City Southern, 9.5%, 10/1/2008	1,020,000	1,143,675
Metaldyne Corp., 144A, 10.0%, 11/1/2013	505,000	484,800
Millennium America, Inc.:
7.625%, 11/15/2026	630,000	557,550
9.25%, 6/15/2008	2,255,000	2,418,488
144A, 9.25%, 6/15/2008	560,000	600,600
Mobile Mini, Inc., 144A, 9.5%, 7/1/2013	665,000	722,356
Motors and Gears, Inc., 10.75%, 11/15/2006	590,000	495,600
Neenah Corp., 11.0%, 9/30/2010	229,000	247,320
Nortek Holdings, Inc., 144A, Step-up Coupon, 0% to 11/15/2007, 10% to 5/15/2011	115,000	81,650
Overseas Shipholding Group, 8.75%, 12/1/2013	295,000	321,919
Plainwell, Inc., Series B, 11.0%, 3/1/2008*	1,030,000	51,500
Republic Engineered Products LLC, 10.0%, 8/16/2009*	361,412	137,337
Resolution Performance Products LLC, 13.5%, 11/15/2010	1,210,000	955,900
Seabulk International, Inc., 144A, 9.5%, 8/15/2013	755,000	787,088
Tech Olympic USA, Inc., 10.375%, 7/1/2012	665,000	738,150
Tenneco Automotive, Inc.:
Series B, 10.25%, 7/15/2013	145,000	164,575
11.625%, 10/15/2009	515,000	543,325
The Brickman Group, Ltd., Series B, 11.75%, 12/15/2009	295,000	339,250
Westlake Chemical Corp., 144A, 8.75%, 7/15/2011	1,365,000	1,467,375
Xerox Corp., 7.125%, 6/15/2010	780,000	801,450
		31,317,548
Information Technology 1.6%
Cooperative Computing, 144A, 10.5%, 6/15/2011	290,000	314,650
Digitalnet, Inc., 144A, 9.0%, 7/15/2010	339,000	372,053
Lucent Technologies, Inc.:
6.45%, 3/15/2029	900,000	686,250
7.25%, 7/15/2006	775,000	780,813
Stratus Technologies, Inc., 144A, 10.375%, 12/1/2008	330,000	338,250
Telex Communications, Inc., 144A, 11.5%, 10/15/2008	345,000	360,094
		2,852,110
Materials 14.1%
Aqua Chemical, Inc., 11.25%, 7/1/2008	330,000	264,000
ARCO Chemical Co., 9.8%, 2/1/2020	2,435,000	2,288,900
Buckeye Technologies, Inc., 144A, 8.5%, 10/1/2013	455,000	484,575
Caraustar Industries, Inc., 9.875%, 4/1/2011	925,000	985,125
Cascades, Inc., 7.25%, 2/15/2013	605,000	632,225
Dan River, Inc., 144A, 12.75%, 4/15/2009	435,000	126,150
Dayton Superior Corp.:
144A, 10.75%, 9/15/2008	505,000	515,731
13.0%, 6/15/2009	420,000	346,500
DIMAC Corp., 144A, 12.5%, 10/1/2008*	1,420,000	14,200
Equistar Chemicals LP, 8.75%, 2/15/2009	3,065,000	3,080,325
Euramax International PLC, 144A, 8.5%, 8/15/2011	570,000	604,200
Fibermark, Inc., 10.75%, 4/15/2011	850,000	552,500
Foamex LP, 10.75%, 4/1/2009	895,000	803,263
Fonda Group, 9.5%, 3/1/2007	370,000	328,375
Georgia-Pacific Corp.:
7.375%, 12/1/2025	875,000	815,938
8.875%, 2/1/2010	350,000	396,375
8.875%, 5/15/2031	1,270,000	1,374,775
9.375%, 2/1/2013	750,000	860,625
Debenture, 7.7%, 6/15/2015	1,015,000	1,047,988
Hexcel Corp., 144A, 9.75%, 1/15/2009	345,000	359,663
Huntsman Advanced Materials LLC, 144A, 11.0%, 7/15/2010	585,000	637,650
Huntsman International LLC, 144A, 11.625%, 10/15/2010	250,000	245,000
IMC Global, Inc., 144A, 10.875%, 8/1/2013	1,265,000	1,334,575
Koppers Industry, Inc., 144A, 9.875%, 10/15/2013	390,000	423,150
Nalco Co., 144A, 7.75%, 11/15/2011	810,000	844,425
Neenah Corp., 144A, 13.0%, 9/30/2013	364,624	353,685
Omnova Solutions, Inc., 144A, 11.25%, 6/1/2010	275,000	294,250
Owens-Brockway Glass Container, 8.25%, 5/15/2013	990,000	1,037,025
Pliant Corp.:
11.125%, 9/1/2009	600,000	624,000
13.0%, 6/1/2010	70,000	64,400
13.0%, 6/1/2010	100,000	91,500
Rockwood Specialties Corp., 144A, 10.625%, 5/15/2011	435,000	474,150
Tekni-Plex, Inc., 144A, 8.75%, 11/15/2013	470,000	480,575
Texas Industries, Inc., 144A, 10.25%, 6/15/2011	475,000	534,375
Trimas Corp., 9.875%, 6/15/2012	710,000	731,300
United States Steel LLC, 9.75%, 5/15/2010	1,220,000	1,308,450
US Can Corp., Series B, 12.375%, 10/1/2010	475,000	408,500
		25,768,443
Telecommunication Services 12.2%
ACC Escrow Corp., 144A, 10.0%, 8/1/2011	1,765,000	1,932,675
Alamosa Delaware, Inc., 11.0%, 7/31/2010	71,000	73,485
American Tower Corp.:
144A, 7.25%, 12/1/2011	175,000	175,438
9.375%, 2/1/2009	1,275,000	1,338,750
American Tower Escrow Corp., Zero Coupon, 8/1/2008	940,000	643,900
Century Communications Corp.:
8.75%, 10/1/2007*	125,000	101,406
8.375%, 11/15/2017*	165,000	133,031
Cincinnati Bell, Inc., 144A, 8.375%, 1/15/2014	1,500,000	1,571,250
Crown Castle International Corp.:
144A, 7.5%, 12/1/2013	340,000	336,600
9.375%, 8/1/2011	900,000	990,000
Dobson Communications Corp., 144A, 8.875%, 10/1/2013	1,005,000	1,011,281
General Cable Corp., 144A, 9.5%, 11/15/2010	160,000	168,400
Insight Midwest, 9.75%, 10/1/2009	590,000	622,450
Insight Midwest LP, 10.5%, 11/1/2010	590,000	643,100
LCI International, Inc., 7.25%, 6/15/2007	660,000	620,400
Level 3 Communications, Inc.:
11.0%, 3/15/2008	495,000	480,150
Step-up Coupon, 0% to 12/1/2003, 10.5% to 12/1/2008	375,000	350,625
Level 3 Financing, Inc., 144A, 10.75%, 10/15/2011	580,000	606,100
Nextel Communications, Inc.:
9.375%, 11/15/2009	830,000	906,775
9.5%, 2/1/2011	325,000	371,313
Nextel Partners, Inc.:
144A, 8.125%, 7/1/2011	970,000	1,008,800
11.0%, 3/15/2010	400,000	440,000
12.5%, 11/15/2009	115,000	132,825
Nortel Networks Corp., 7.4%, 6/15/2006	260,000	267,475
Northern Telecom Capital, 7.875%, 6/15/2026	315,000	308,700
Qwest Corp.:
5.625%, 11/15/2008	1,580,000	1,548,400
7.25%, 9/15/2025	1,040,000	1,021,800
Qwest Services Corp.:
144A, 13.5%, 12/15/2010	505,000	594,006
144A, 14.0%, 12/15/2014	1,714,000	2,108,220
Rural Cellular Corp., 144A, 9.875%, 2/1/2010	580,000	600,300
Shaw Communications, Inc., 8.25%, 4/11/2010	400,000	448,000
Triton PCS, Inc., 8.5%, 6/1/2013	165,000	174,900
Western Wireless Corp., 9.25%, 7/15/2013	600,000	624,000
		22,354,555
Utilities 6.0%
AES Corp., 144A, 9.0%, 5/15/2015	335,000	364,731
Calpine Corp.:
144A, 8.5%, 7/15/2010	2,770,000	2,569,175
8.5%, 2/15/2011	310,000	225,525
144A, 9.875%, 12/1/2011	60,000	58,950
CMS Energy Corp.:
7.5%, 1/15/2009	1,185,000	1,193,888
144A, 7.75%, 8/1/2010	565,000	573,475
8.5%, 4/15/2011	1,305,000	1,360,463
8.9%, 7/15/2008	280,000	296,100
El Paso Production Holding Corp., 144A, 7.75%, 6/1/2013	1,685,000	1,609,175
MSW Energy Holdings/Finance, 144A, 8.5%, 9/1/2010	225,000	242,438
PG&E Corp., 144A, 6.875%, 7/15/2008	315,000	335,475
Reliant Resources, Inc., 144A, 9.25%, 7/15/2010	160,000	161,600
Sonat, Inc., 7.625%, 7/15/2011	615,000	531,975
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	945,000	1,025,325
Western Resources, Inc., 9.75%, 5/1/2007	350,000	401,184
		10,949,479
Total Corporate Bonds (Cost $193,298,067)		196,579,113

Foreign Bonds - US$ Denominated 17.1%
Alestra SA de RL de CV, 8.0%, 6/30/2010	290,000	250,125
Antenna TV SA, 9.0%, 8/1/2007	460,000	454,250
Avecia Group PLC, 11.0%, 7/1/2009	740,000	629,000
Biovail Corp., 7.875%, 4/1/2010	615,000	596,550
Burns, Philp & Co., Ltd.:
144A, 9.5%, 11/15/2010	90,000	95,400
144A, 9.75%, 7/15/2012	740,000	767,750
144A, 10.75%, 2/15/2011	90,000	95,400
Conproca SA de CV, 12.0%, 6/16/2010	460,000	584,200
Corp Durango SA, 144A, 13.75%, 7/15/2009*	450,000	263,250
Crown Euro Holdings SA, 10.875%, 3/1/2013*	1,060,000	1,224,300
Dolphin Telecom PLC, Series B, Step-up-Coupon, 0% to 5/15/2004, 14.0% to 5/15/2009*	1,996,364	200
Eircom Funding, 144A, 8.25%, 8/15/2013	610,000	661,850
Embratel Participacoes SA, 144A, 11.0%, 12/15/2008	115,000	116,150
Esprit Telecom Group PLC:
11.5%, 12/15/2007*	2,020,000	202
10.875%, 6/15/2008*	430,000	43
Fage Dairy Industry SA, 9.0%, 2/1/2007	1,160,000	1,160,000
Federative Republic of Brazil, C Bond, 8.0%, 4/15/2014	2,235,009	2,151,196
Gerdau Ameristeel Corp., 144A, 10.375%, 7/15/2011	425,000	450,500
Grupo Elektra SA de CV, 12.0%, 4/1/2008	445,000	481,713
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004*	140,000	81,900
Innova S de R.L.:
144A, 9.375%, 9/19/2013	890,000	910,025
12.875%, 4/1/2007	286,293	293,451
LeGrand SA, 8.5%, 2/15/2025	435,000	455,663
Luscar Coal Ltd., 9.75%, 10/15/2011	520,000	590,200
Millar Western Forest Products Ltd., 7.75%, 11/15/2013	325,000	330,281
Millicom International Cellular SA:
144A, 10.0%, 12/1/2013	1,080,000	1,107,000
144A, 11.0%, 6/1/2006	360,000	369,000
Mobifon Holdings BV, 12.5%, 7/31/2010	960,000	1,099,200
Mobile Telesystems Financial, 144A, 8.375%, 10/14/2010	580,000	577,825
Nortel Networks Corp., 6.125%, 2/15/2006	965,000	971,031
OAO Gazprom, 144A, 9.625%, 3/1/2013	885,000	960,225
PTC International Finance II SA, 11.25%, 12/1/2009	310,000	339,450
Republic of Argentina:
Series BGL4, 11.0%, 10/9/2006*	60,000	15,300
11.375%, 3/15/2010*	1,305,000	339,300
11.75%, 4/7/2009*	285,000	74,100
12.0%, 6/19/2031*	779,100	179,193
12.375%, 2/21/2012*	560,000	148,400
Republic of Venezuela, 9.25%, 9/15/2027	415,000	344,450
Royal Caribbean Cruises Ltd., 7.5%, 10/15/2027	535,000	510,256
Stena AB:
144A, 7.5%, 11/1/2013	420,000	424,725
9.625%, 12/1/2012	165,000	183,975
Telus Corp., 8.0%, 6/1/2011	515,000	591,437
Tembec Industries, Inc., 144A, 8.5%, 2/1/2011	1,765,000	1,725,288
TFM SA de CV:
10.25%, 6/15/2007	1,760,000	1,812,800
11.75%, 6/15/2009	580,000	588,700
12.5%, 6/15/2012	770,000	854,700
Tyco International Group SA, 6.375%, 10/15/2011	1,700,000	1,785,000
Ukraine Government, 144A, 7.65%, 6/11/2013	355,000	359,438
Vicap SA, 11.375%, 5/15/2007	765,000	742,050
Vitro SA de CV, 144A, 11.75%, 11/1/2013	555,000	527,250
Vivendi Universal SA:
144A, 6.25%, 7/15/2008	280,000	294,000
144A, 9.25%, 4/15/2010	1,085,000	1,269,450
Yell Finance BV, Step-up Coupon, 0% to 8/1/2006, 13.5% to 8/1/2011	244,000	223,870
Total Foreign Bonds - US$ Denominated (Cost $32,888,429)		31,061,012

Foreign Bonds - Non US$ Denominated 1.4%
EMI Group PLC, 144A, 8.625, 10/15/2013 EUR	350,000	436,472
Huntsman International LLC, 10.125%, 7/1/2009 EUR	630,000	698,775
Ispat Europe Group SA, 11.875%, 2/1/2011 EUR	1,215,000	1,413,199
Total Foreign Bonds - Non US$ Denominated (Cost $2,367,892)		2,548,446
Convertible Bonds 1.8%
Aether Systems, 6.0%, 3/22/2005	235,000	230,300
Aristocrat Leisure Ltd., 144A, 5.0%, 5/31/2006	605,000	556,600
Aspen Technology, Inc., 5.25%, 6/15/2005	240,000	232,800
Conexant Systems, Inc., 4.0%, 2/1/2007	290,000	272,600
DIMON, Inc., 6.25%, 3/31/2007	605,000	574,750
Parker Drilling Co., 5.5%, 8/1/2004	1,386,000	1,379,070
Total Convertible Bonds (Cost $3,172,128)		3,246,120

	Shares	Value ($)

Common Stocks 0.1%
ACP Holding Co., 144A*	69,397	34,699
Catalina Restaurant Group, Inc.	3,317	5,307
ICG Communications, Inc.*	4,950	50
IMPSAT Fiber Networks, Inc.*	24,404	203,407
MEDIQ, Inc., 144A*	442	44
XO Communications, Inc.*	1,891	9,398
Total Common Stocks (Cost $4,031,829)		252,905

Warrants 0.0%
ACP Holding Co., 144A*	62,505	24,502
DeCrane Aircraft Holdings, Inc.*	1,640	16
Destia Communications, Inc.*	830	0
Empire Gas Corp.*	1,794	0
Hayes Lemmerz Intl, Inc.*	2,243	4,654
ICG Communications, Inc.*	1,697	199
Mariner Health Care, Inc.*	1,396	419
Republic Technologies International LLC*	1,920	0
Stations Holding Co., Inc.*	5,000	0
UIH Australia Pacific, Inc.	710	0
Waxman Industries, Inc.*	55,106	0
XO Communications, Inc.*	3,783	6,147
XO Communications, Inc.*	2,837	2,553
XO Communications, Inc.*	2,837	3,702
Total Warrants (Cost $1,415,674)		42,192
	Principal Amount ($)(c)	Value ($)

Asset Backed 1.0%
Golden Tree High Yield Opportunities LP "D1", Series 1, 144A, 13.054%, 10/31/2007 (Cost $2,000,000)	2,000,000	1,836,800

Credit Linked Note 0.1%
JP Morgan Hydi-100, 8.0%, 6/20/2008 (Cost $246,447)	242,550	247,098

US Treasury Obligations 0.8%
US Treasury Bond, 5.375%, 2/15/2031 (Cost $1,541,423)	1,430,000	1,481,614

	Shares	Value ($)

Preferred Stocks 1.0%
CSC Holdings, Inc.	3,355	356,469
Paxson Communications Corp.	129	1,167,450
TNP Enterprises, Inc.	3,083	305,175
Total Preferred Stocks (Cost $1,826,008)		1,829,094

Convertible Preferred Stocks 0.6%
Alamosa Holdings, Inc., Series B	199	55,720
Hercules Trust II	1,450	1,036,750
Total Convertible Preferred Stocks (Cost $958,038)		1,092,470

	Units	Value ($)

Other 0.1%
SpinCycle, Inc.*	29,072	163,385
SpinCycle, Inc.*	204	1,146
Total Other (Cost $71,051)		164,531

	Shares	Value ($)

Cash Equivalents 2.2%
Scudder Cash Management QP Trust, 1.09% (b) (Cost $4,010,555)	4,010,555	4,010,555

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $247,827,541) (a)	133.9	244,391,950
Other Assets and Liabilities, Net	1.7	3,114,270
Notes Payable	(35.6)	(65,000,000)
Net Assets	100.0	182,506,220

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
** These securities are shown at their current rate as of November 30, 2003.
(a) The cost for federal income tax purposes was $249,029,066. At November 30, 2003, net unrealized depreciation for all securities based on tax cost was $4,637,116. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $15,983,814 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $20,620,930.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Principal amount stated in US dollars unless otherwise noted.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Currency Abbreviations
EUR	Euro

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2003
Assets
Investments: Investments in securities, at value (cost $243,816,986)	$ 240,381,395
Investment in Scudder Cash Management QP Trust (cost $4,010,555)	4,010,555
Total investments in securities, at value (cost $247,827,541)	244,391,950
Foreign currency, at value (cost $304,992)	305,171
Receivable for investments sold	3,275,048
Interest receivable	5,840,704
Unrealized appreciation on forward foreign currency exchange contracts	10,478
Other assets	99,646
Total assets	253,922,997
Liabilities
Notes payable	65,000,000
Payable for investments purchased	4,251,677
Interest payable on notes	186,924
Dividend payable to shareholders	1,513,221
Unrealized depreciation on forward foreign currency exchange contracts	192,169
Accrued management fee	126,752
Other accrued expenses and payables	146,034
Total liabilities	71,416,777
Net assets, at value	$ 182,506,220
Net Assets
Net assets consist of: Undistributed net investment income	1,054,282
Net unrealized appreciation (depreciation) on: Investments	(3,435,591)
Foreign currency related transactions	(178,675)
Accumulated net realized gain (loss)	(90,684,439)
Paid-in capital	275,750,643
Net assets, at value	$ 182,506,220
Net Asset Value
Net Asset Value per share ($182,506,220 / 31,404,803 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.81

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended November 30, 2003
Investment Income
Income: Interest	$ 22,944,019
Interest - Scudder Cash Management QP Trust	61,618
Dividends	186,642
Total Income	23,192,279
Expenses: Management fee	1,420,477
Services to shareholders	41,354
Custodian fees	47,668
Auditing	54,755
Legal	736
Trustees' fees and expenses	26,108
Reports to shareholders	83,993
Stock exchange listing fee	33,350
Interest expense	1,089,239
Other	80,970
Total expenses, before expense reductions	2,878,650
Expense reductions	(962)
Total expenses, after expense reductions	2,877,688
Net investment income	20,314,591
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(7,376,962)
Foreign currency related transactions	(89,833)
(7,466,795)
Net unrealized appreciation (depreciation) during the period on: Investments	35,115,791
Foreign currency related transactions	(172,803)
34,942,988
Net gain (loss) on investment transactions	27,476,193
Net increase (decrease) in net assets resulting from operations	$ 47,790,784

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the year ended November 30, 2003
Cash Flows from Operating Activities:
Investment income received	$ 20,942,989
Payment of operating expenses	(1,821,627)
Payment of interest expense	(1,135,899)
Proceeds from sales and maturities of investments	344,161,877
Purchases of investments	(344,373,070)
Net purchases and maturities of short-term investments	(937,940)
Cash provided by operating activities	$ 16,836,330
Cash Flows from Financing Activities:
Distributions paid (net of reinvestment of distributions)	$ (16,531,159)
Cash provided by financing activities	(16,531,159)
Increase (decrease) in cash	305,171
Cash at beginning of period*	-
Cash at end of period*	$ 305,171
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Cash Used by Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ 47,790,784
Net (increase) decrease in cost of investments	5,183,800
Net (increase) decrease in unrealized appreciation (depreciation) on investments	(35,115,791)
(Increase) decrease in dividends and interest receivable	(492,536)
(Increase) decrease in other assets	62,823
(Increase) decrease in receivable for investments sold	(1,941,840)
Increase (decrease) in payable for investments purchased	1,254,478
Increase (decrease) in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	174,450
Increase (decrease) in interest payable on notes	(112,886)
Increase (decrease) in other accrued expenses and payables	33,048
Cash generated by operating activities	$ 16,836,330
Non-Cash Financing Activities:
Reinvestment of distributions	$ 1,827,444

* Includes foreign currency

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended November 30,
	2003	2002
Operations: Net investment income	$ 20,314,591	$ 22,337,157
Net realized gain (loss) on investment transactions	(7,466,795)	(44,453,342)
Net unrealized appreciation (depreciation) on investment transactions during the period	34,942,988	21,942,020
Net increase (decrease) in net assets resulting from operations	47,790,784	(174,165)
Distributions to shareholders from: Net investment income	(19,871,824)	(21,183,028)
Return of capital	-	(756,914)
Fund share transactions: Reinvestment of distributions	1,827,444	2,232,220
Net increase (decrease) in net assets from Fund share transactions	1,827,444	2,232,220
Increase (decrease) in net assets	29,746,404	(19,881,887)
Net assets at beginning of period	152,759,816	172,641,703
Net assets at end of period (including undistributed net investment income and distributions in excess of net investment income of $1,054,282 and $(19,756), respectively)	$ 182,506,220	$ 152,759,816
Other information
Shares outstanding at beginning of period	31,101,710	30,728,893
Shares issued to shareholders in reinvestment of dividends	303,093	372,817
Shares outstanding at end of period	31,404,803	31,101,710

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended November 30,	2003	2002[d]	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 4.91	$ 5.62	$ 6.09	$ 7.89	$ 8.94
Income (loss) from investment operations:
Net investment income[a]	.65	.72	.81	.90	.95
Net realized and unrealized gain (loss) on investment transactions	.89	(.72)	(.40)	(1.73)	(.96)
Total from investment operations	1.54	.00	.41	(.83)	(.01)
Less distributions from: Net investment income	(.64)	(.69)	(.88)	(.97)	(.92)
Return of capital	-	(.02)	-	-	-
Total distributions	(.64)	(.71)	(.88)	(.97)	(.92)
Dilution resulting from the rights offering at market value	-	-	-	-	(.12)
Net asset value, end of period	$ 5.81	$ 4.91	$ 5.62	$ 6.09	$ 7.89
Market value, end of period	$ 7.17	$ 5.40	$ 7.42	$ 7.19	$ 8.63
Total Return
Based on net asset value (%)[b]	31.43	(1.53)	3.86	(12.57)	(1.86)[c]
Based on market value (%)[b]	47.48	(18.19)	16.00	(5.45)	(2.87)[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	183	153	173	185	237
Ratio of expenses (%)	1.72	2.07	2.78	2.74	2.32
Ratio of expenses excluding interest expense (%)	1.07	1.09	1.10	1.07	1.28
Ratio of net investment income (%)	12.16	13.87	13.31	12.32	11.21
Portfolio turnover rate (%)	154	110	47	65	45
Total debt outstanding at end of period ($ thousands)	65,000	65,000	65,000	50,000	55,000
Asset coverage per $1,000 of debt[e]	3,808	3,350	3,656	4,704	5,315

[a] Based on average shares outstanding during the period.
[b] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
[c] During the year ended November 30, 1999, the Fund issued 5,885,381 shares in connection with a rights offering of the Fund's shares. Without the effect of the dilution, total return for the net asset value and the market value would have been .51% and (1.50)%, respectively.
[d] As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to December 1, 2001 are included as interest income. The effect of these changes for the year ended November 30, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio for net investment income to average net assets from 14.38% to 13.87%. Per share data and ratios for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
[e] Asset coverage equals the total net assets plus borrowings of the Fund divided by the borrowings outstanding at period end.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder High Income Trust (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2003, the Fund had a net tax basis capital loss carryforward of approximately $89,484,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2005 ($152,000), November 30, 2007 ($3,509,000), November 30, 2008 ($9,086,000), November 30, 2009 ($20,780,000), November 30, 2010 ($39,455,000) and November 30, 2011 ($16,502,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ 2,411,054
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (89,484,000)
Net unrealized appreciation (depreciation) on investments	$ (4,637,116)

In addition, during the years ended November 30, 2003 and November 30, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Year Ended November 30,
	2003	2002
Distributions from ordinary income*	$ 19,871,824	$ 21,183,028
Return of capital	$ -	$ 756,914

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Statement of Cash Flows. Information of financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position in its custodian bank at November 30, 2003. Significant non-cash activity from market discount accretion has been excluded from the Statement of Cash Flows.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities bought in default.

B. Purchases and Sales of Securities

During the year ended November 30, 2003, purchases and sales of investment securities (excluding short-term instruments and US Treasury obligations) aggregated $343,063,705 and $344,074,181, respectively. Purchases and sales of US Treasury obligations aggregated $2,536,468 and $2,029,536, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas, Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.85% of the first $250,000,000 of the Fund's average weekly net assets and 0.75% of such net assets in excess of $250,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended November 30, 2003, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.85% of the Fund's average daily net assets. Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund. The Advisor compensates DeAMIS out of the management fee it receives from the Fund.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent of the Fund. Effective January 15, 2003, pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended November 30, 2003, the amount charged to the Fund by SISC aggregated $25,214, of which $12,533 is unpaid at November 30, 2003.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the ``QP Trust'') and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impaired the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

F. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended November 30, 2003, the Fund's custodian and transfer agent fees were reduced by $962 and $0, respectively, under these arrangements.

G. Forward Foreign Currency Commitments

As of November 30, 2003, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver	In Exchange For		Settlement Date	Unrealized Appreciation
USD 326,775	EUR	281,322	12/10/2003	$ 10,478
Total unrealized appreciation				$ 10,478

Contracts to Deliver	In Exchange For		Settlement Date	Unrealized (Depreciation)
EUR 122,856	USD	134,405	12/10/2003	$ (12,877)
EUR 221,042	USD	252,642	12/10/2003	(12,347)
EUR 2,261,315	USD	2,545,142	12/10/2003	(165,755)
EUR 111,049	USD	131,538	3/26/2004	(1,190)
Total unrealized depreciation				$ (192,169)

Currency Abbreviations
EUR	Euro	USD	US Dollar

H. Borrowings

The notes payable represents a secured loan of $65,000,000 from Barton Capital Corporation at November 30, 2003. The note bears interest at the commercial paper rate plus dealer fees (1.22% at November 30, 2003) which is payable at maturity. A commitment fee is charged to the Fund and is included with interest expense on the Statement of Operations. An arrangement fee incurred by the Fund in connection with its loan was deferred and is being amortized on a straight-line basis over a three-year period. The loan amounts and rates are reset periodically under a revolving credit agreement obtained by the Fund in an amount not to exceed $65,000,000 at any one time and which is renewable annually until May 28, 2005.

The weighted average outstanding daily balance of all loans (based on the number of days the loans were outstanding) during the year ended November 30, 2003 was $65,000,000 with a weighted average interest rate of 1.37%.

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of Scudder High Income Trust:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder High Income Trust (the "Fund") as of November 30, 2003, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder High Income Trust at November 30, 2003, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts January 21, 2004	/s/ Ernst & Young LLP

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Dividend Reinvestment Plan

A. Participation

We invite you to review the description of the Dividend Reinvestment Plan (the ``Plan'') which is available to you as a shareholder of Scudder High Income Trust (the ``Fund''). If you wish to participate and your shares are held in your own name, simply contact Scudder Investments Service Company, whose address and phone number are provided in Paragraph E for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed UMB Bank, N.A. ("United Missouri Bank" or "UMB") as their agent and as agent for the Fund under the Plan.

B. Dividend Investment Account

The Fund's transfer agent and dividend disbursing agent or its delegate (the ``Transfer Agent'') will establish a Dividend Investment Account (the ``Account'') for each shareholder participating in the Plan. The Transfer Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the ``Shares'') of the Fund registered in the participant's name on the books of the Fund; and (b) cash dividends and capital gains distributions paid on Shares registered in the name of the Transfer Agent but credited to the participant's Account. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called ``Distributions.''

C. Investment of Distribution Funds held in each account

If on the record date for a Distribution (the ``Record Date''), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the Fund), funds credited to a participant's Account will be used to purchase Shares (the ``Purchase''). UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date (``Payment Date'' as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to the Transfer Agent in the aggregate amount of the funds credited to the participants' accounts.

D. Voluntary Cash Contributions

A participant may from time to time make voluntary cash contributions to his Account by sending to Transfer Agent a check or money order, payable to Transfer Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) Transfer Agent will inform UMB of the total funds available for the purchase of Shares and UMB will use the funds to purchase additional Shares for the participant's Account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than 30 days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions. Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions.

E. Additional Information

Address all notices, correspondence, questions, or other communication regarding the Plan, or if you would like a copy of the Plan, to:

Scudder Investments Service Company
P.O. Box 219066
Kansas City, Missouri 64121-9066
1-800-294-4366

F. Adjustment of Purchase Price

The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

G. Determination of Purchase Price

The cost of Shares and fractional Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph G hereof, of the Shares acquired by UMB in connection with that Purchase. Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after the Transfer Agent has received or UMB has purchased Shares. The Transfer Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

H. Brokerage Charges

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

I. Service Charges

There is no service charge by the Transfer Agent or UMB to shareholders who participate in the Plan other than service charges specified in Paragraphs D and M hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

J. Transfer of Shares Held by Agent

The Transfer Agent will maintain the participant's Account, hold the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to the Transfer Agent. Upon request to the Transfer Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

K. Shares Not Held in Shareholder's Name

Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

L. Amendments

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid, subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution, except when such amendment is necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, in which case such amendment shall be effective as soon as practicable. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Transfer Agent receives notice of the termination of such participant's account under the Plan in accordance with the terms hereof. The Plan may be terminated by the Fund.

M. Withdrawal from Plan

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. If the proceeds are $100,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph L hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, the Transfer Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

N. Tax Implications

Shareholders will receive tax information annually for personal records and to assist in preparation of their Federal income tax returns. If Shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of November 30, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John W. Ballantine (57) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); F.N.B. Corporation (bank holding company); Prisma Energy International (owner and operator of Enron's international energy infrastructure business).	82
Lewis A. Burnham (70) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation.	82
Donald L. Dunaway (66) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994).	82
James R. Edgar (57) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty-care products).	82
Paul K. Freeman (53) Trustee, 2002-present	President, Cook Street Holdings (consulting); Adjunct Professor, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998).	82
Robert B. Hoffman (66) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999).	82
Shirley D. Peterson (62) Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Trustee, Bryn Mawr College.	82
Fred B. Renwick (73) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees; Chair of the Investment Committee, American Bible Society Board of Trustees.	82
William P. Sommers (70) Trustee, 1979- January 1, 2004	Retired; formerly, President and Chief Executive Officer, SRI International (research and development) (1994-1998); prior thereto, Executive Vice President, lameter (medical information and educational service provider); Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm). Directorships: PSI Inc. (satellite engineering and components); Evergreen Solar, Inc. (develop/manufacture solar electric system engines); H2 Gen (manufacture hydrogen generators); Zassi Medical Evolutions, Inc. (specialists in intellectual property opportunities in medical device arena); Guckenheimer Enterprises (executive food services).
		82
John G. Weithers (70) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems.	82

Interested Trustees and Officers[2]
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[3] (58) Chairman and Trustee, 2002-present Chief Executive Officer, 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
201
Brenda Lyons[4,7] (40) President, 2003-present	Managing Director, Deutsche Asset Management	n/a
Andrew P. Cestone[6] (33) Vice President, 2002-present	Managing Director, Deutsche Asset Management (1998-present)	n/a
Philip J. Collora (58) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a
Daniel O. Hirsch[3] (49) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Kenneth Murphy[4] (40) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Charles A. Rizzo[4] (46) Treasurer and Chief Financial Officer, 2002-present	Director, Deutsche Asset Management (April 2000-present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Salvatore Schiavone[4] (38) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Lucinda H. Stebbins[4] (58) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[4] (46) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
John Millette[4] (41) Secretary, 2001-present	Director, Deutsche Asset Management	n/a
Lisa Hertz[5] (33) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a
Caroline Pearson[4] (41) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: Two International Place, Boston, Massachusetts
5 Address: 345 Park Avenue, New York, New York
6 Address: 150 S. Independence Square, West, Philadelphia, Pennsylvania
7 Ms. Lyons was elected by the Trustees as President on November 19, 2003.

Investment Products

Scudder Funds

Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Gold & Precious Metals Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Tax Advantaged Dividend Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund

Scudder High Income Fund

Scudder High Income Opportunity Fund

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder US Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Intermediate Tax/AMT Free Fund (formerly Scudder Medium Term Tax-Free Fund)

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder RREEF Real Estate Fund II, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central Europe and Russia Fund, Inc. (formerly The Central European Equity Fund, Inc.)

The Germany Fund, Inc.

The New Germany Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Additional Information

Automated Information Lines	Scudder Closed-End Fund Info Line (800) 349-4281
Web Site	www.scudder.com or visit our Direct Link: CEF.Scudder.com (Do not use www.) Obtain monthly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 222 South Riverside Chicago, IL 60606
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Legal Counsel	Vedder, Price, Kaufman & Kammholz 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	UMB Bank P.O. Box 410064 Kansas City, MO 64141-0064
Shareholder Service Agent	Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian and Transfer Agent	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Auditors	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
NYSE Symbol	KHI
CUSIP Number	811153-105

ITEM 2.         CODE OF ETHICS.

As of the end of the period, November 30, 2003, the Scudder High Income Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines. The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the advisor with the direction that proxies should be voted consistent with the Fund's best economic interests. The advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), a Proxy
Voting Desktop Manual ("Manual"), and Proxy Voting Guidelines ("Guidelines") for
this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the advisor and its affiliates, including the Fund's principal underwriter. The
Manual sets forth the procedures that the advisor has implemented to vote proxies, including monitoring for corporate events, communicating with the fund's custodian regarding proxies, considering the merits of each proposal, and executing and recording the proxy vote. The Guidelines set forth the advisor's general position on various proposals, such as:

o    Shareholder  Rights -- The advisor  generally votes against  proposals that restrict shareholder rights.

o    Corporate  Governance -- The advisor  generally votes for  confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

o    Anti-Takeover  Matters -- The advisor  generally  votes for proposals  that require shareholder  ratification of poison pills or that request boards to redeem  poison pills,  and votes  "against" the adoption of poison pills if they are  submitted for  shareholder  ratification.  The advisor  generally votes for fair price proposals.

o    Routine  Matters -- The advisor  generally  votes for the  ratification  of auditors,  procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the advisor's general voting positions on various proposals, the advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the
Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the advisor or an affiliate serves as investment advisor or sponsor.

The advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the
Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the advisor departs from the Guidelines with respect to a particular proxy or if the
Guidelines do not specifically address a certain proxy proposal, a committee established by the advisor will vote the proxy. Before voting any such proxy, however, the committee will exclude from the voting discussions and determinations any member who is involved in or aware of a material conflict of interest. If, after excluding any and all such members, there are fewer than three voting members remaining, the advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the advisor may not be able to vote proxies or the advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The advisor generally does not vote proxies on securities subject to share blocking restrictions.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the filing period of the report, management identified issues relating to the overall fund expense payment and accrual process. Management discussed these matters with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

ITEM 10.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder High Income Trust

By:                                 /s/Richard T. Hale
                                    --------------------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               January 16, 2004
                                    --------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder High Income Trust

By:                                 /s/Richard T. Hale
                                    --------------------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               January 16, 2004
                                    --------------------------------------------

By:                                 /s/Charles A. Rizzo
                                    --------------------------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               January 16, 2004
                                    --------------------------------------------